Summary Prospectus	October 31, 2014

Class (Ticker Symbol): A (LMBJX), C (LMBBX), FI (—), R (LMBHX), I (LMBEX), IS (LMBGX)

LEGG MASON

BW DYNAMIC LARGE CAP VALUE FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated October 31, 2014, as may be amended or supplemented, and the fund’s statement of additional information, dated October 31, 2014, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 14 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 18 under the heading “Sales Charge Waivers and Reductions.”

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees
(paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	Generally, none	1.00	None	None	None	None
Small account fee[2]	$15	$15	None	None	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.55	0.55	0.55	0.55	0.55	0.55
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses[3]	0.57	0.57	0.57	0.57	0.47	0.37
Total annual fund operating expenses	1.37	2.12	1.37	1.62	1.02	0.92
Fees waived and/or expenses reimbursed	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)
Total annual fund operating expenses[4]	1.10	1.85	1.10	1.35	0.75	0.65

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[3]	“Other expenses” are based on the expenses of a predecessor fund adjusted to reflect the higher expenses of the fund.
[4]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.10%, 1.85%, 1.10%, 1.35%, 0.75% and 0.65% for Class A, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

—	You invest $10,000 in the fund for the time periods indicated
—	Your investment has a 5% return each year and the fund’s operating expenses remain the same
—	You reinvest all distributions and dividends without a sales charge

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	681	960	1,259	2,106
Class C (with redemption at end of period)	288	638	1,115	2,432
Class C (without redemption at end of period)	188	638	1,115	2,432
Class FI (with or without redemption at end of period)	112	407	724	1,622
Class R (with or without redemption at end of period)	137	485	856	1,899
Class I (with or without redemption at end of period)	77	298	537	1,224
Class IS (with or without redemption at end of period)	66	266	482	1,107

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal investment strategies

The portfolio managers use a proprietary quantitative model to identify investments for the fund. To identify investments, the model evaluates multiple quantitative characteristics for each potential stock investment and applies specific rules to select the most attractive stocks for investment based on these characteristics. The fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those companies within the largest 1000 U.S. public companies as ranked by market capitalization. This range is similar in capitalization to companies in the Russell 1000® Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of September 30, 2014, the median market capitalization of a company in the Index was approximately $6.903 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $111.829 billion.

The fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices.

The fund may have significant positions in particular sectors from time to time. In addition, the fund may engage in active and frequent trading to achieve its investment objective.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

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Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Model risk. The subadviser’s quantitative investment model may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, the investment model used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from fund performance.

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Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Market sector risk. The fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or sectors.

These risks are discussed in more detail later in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. (Performance prior to October 31, 2014 is that of the fund’s predecessor). The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

This fund is the successor to a private fund (the “Predecessor”). The performance in the accompanying bar chart and table is that of the Predecessor. On October 31, 2014, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the fund. As a mutual fund registered under the Investment Company Act of 1940, the fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions are not expected to have a material effect on the fund’s investment program. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

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The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

The assets of the Predecessor transferred to the fund in exchange for Fund shares included net unrealized capital gains, in the amount of approximately $83,000 (approximately 0.45% of the assets transferred to the fund), which were acquired by the fund. If the fund realizes any of those capital gains, it may be required to distribute them to all shareholders of the fund, which could result in payment of taxes by such shareholders.

Best Quarter (ended 6/30/2009): 17.85    Worst Quarter (ended 12/31/2008): (19.04)

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2014, was 5.86

Average annual total returns (%)
(for periods ended December 31, 2013)
Class IS	1 year	5 years	Since inception	Inception date
Return before taxes	46.66	21.89	10.38	12/27/2006
Return after taxes on distributions	46.66	21.89	10.38
Return after taxes on distributions and sale of fund shares	26.41	18.01	8.40
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53	16.67	4.53
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	6.13

The after-tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class IS will vary from returns shown for Class IS.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

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Subadviser: Brandywine Global Investment Management, LLC

Portfolio managers: Michael Fleisher, Henry Otto, and Steve Tonkovich are the fund’s Portfolio Managers and have had day-to-day responsibility for the management of the fund’s portfolio since inception.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None*	N/A
IRAs	250/ 50	250/ 50	N/A	N/A	1 million/ None*	N/A
SIMPLE IRAs	None/ None	None/ None	N/A	N/A	1 million/ None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/ None*	N/A
Clients of Eligible Financial Intermediaries	None/ None	N/A	None/ None	N/A	None/ None	N/A
Eligible Investment Programs	None/ None	N/A	None/ None	None/ None	None/ None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	N/A	N/A	1 million/ None*	N/A
Institutional Investors	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None	1 million/ None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

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Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

BWXX016598SP 10/14

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